RISK MANAGEMENT - Capital risk management (Details) - CAD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Capital Risk Management
Equity	$ 52,728	$ 41,701	$ 32,480	$ 26,753
Current liabilities	969	181
TOTAL LIABILITIES AND EQUITY	53,697	41,882
Cash and cash equivalents	(398)	(630)	$ (525)	$ (326)
Short term investments	(2,500)	(2,700)
Equity and liabilities, net of cash, cash equivalents, and short term investments	$ 50,799	$ 38,552